UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2017

Sector 5, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-181742	45-5042353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Duke Street, Suite 110, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (571) 348-1005

_______________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Sector 5, Inc. (the "Company")

May 24, 2017

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.	On May 22, 2017, Stevenson & Company CPAS LLC (“Stevenson”) resigned as the registrant’s registered independent public accountant. On May 22, 2017, the registrant engaged Michael Gillespie & Associates, PLLC (“Gillespie”) as its new registered independent public accountant.

b.	For the years ended December 31, 2015 and 2014 and for the interim period through the time of their resignation, Stevenson’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.	The decision to dismiss Stevenson and to engage Gillespie was approved by the registrant’s board of directors.

d.	Through the period covered by the financial audit for the years ended December 31, 2015 and 2014 there have been no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stevenson would have caused them to make reference thereto in their report on the financial statements. For the interim period through May 22, 2017 (the date of resignation), there have been no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stevenson would have caused them to make reference thereto in their report on the financial statements.

e.	We have authorized Stevenson to respond fully to any inquiries of Gillespie.

f.	During the years ended December 31, 2015 and 2014 and the interim period through May 22, 2017, there have been no reportable events between the registrant and Stevenson as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.	The registrant provided a copy of the foregoing disclosures to Stevenson prior to the date of the filing of this report and requested that Stevenson furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of this letter will be filed as Exhibit 16.1 in an amendment to this Form 8-K.

2) New Independent Accountants:

a.	On May 22, 2017, the registrant engaged Gillespie & Associates, PLLC, as its new registered independent public accountant. During the years ended December 31, 2015 and 2014 and prior to May 22, 2017 (the date of the new engagement), we did not consult with Gillespie regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Gillespie, in either case where written or oral advice provided by Gillespie would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Stevenson & Company CPAS LLC, dated May 24, 2017, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECTOR 5, INC.

Date: May 24, 2017	By:	/s/ Peter Mortensen
	Name:	Peter Mortensen
	Title:	President

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